BWX Technologies Reports Second Quarter 2025 Results
•2Q25 revenues of $764.0 million
•2Q25 net income of $78.5 million, adjusted EBITDA(1) of $145.9 million
•2Q25 diluted GAAP EPS of $0.85, non-GAAP(1) EPS of $1.02
•Closed acquisition of Kinectrics, Inc. on May 20, 2025
•Signed pricing agreement for naval reactors and components; booked over $1.0 billion of $2.6 billion total contract value
•Record backlog of $6.0 billion, up 70.2% year-over-year
•Raising 2025 adjusted EBITDA(1) guidance to $565 million-$575 million and non-GAAP EPS(1) guidance to $3.65-$3.75; free cash flow guidance increased to $275 million-$285 million

(LYNCHBURG, Va. - Aug. 4, 2025) BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported second quarter 2025 results. A reconciliation of non-GAAP results is detailed in Exhibit 1.
“We had exceptionally strong second quarter 2025 financial results driven by solid operational performance and pacing of work, particularly in Government Operations, which was complemented by robust bookings in both segments, leading to record backlog,” said Rex D. Geveden, president and chief executive officer.

“The demand for nuclear solutions in the global security, clean energy, and medical markets continues to accelerate,” continued Geveden. “In our ten years as a standalone public company, BWXT has built significant industrial scale, leading to one of the broadest and highest quality portfolios in the nuclear market. Our robust manufacturing, processing, and servicing capabilities stem from decades of real nuclear experience and our strategic investments in innovation and efficiency; these are underpinned by our technical depth and long history of successfully delivering nuclear solutions to our customers. We remain focused on growth, operational excellence, and strategic investments to create value for our customers, and ultimately our shareholders.”

“Based on our strong year-to-date results, robust bookings, and favorable market outlook, we are increasing our 2025 financial guidance metrics,” said Geveden. “We now expect adjusted EBITDA of $565 million to $575 million, adjusted EPS of $3.65 to $3.75, and free cash flow of $275 million to $285 million.”

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended June 30,
	2025	2024	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenues
Government Operations	$589.0	$540.8	$48.1	9%
Commercial Operations	$176.1	$141.5	$34.6	24%
Consolidated	$764.0	$681.5	$82.6	12%
Operating Income
Government Operations	$109.4	$92.5	$16.9	18%
Commercial Operations	$6.9	$16.6	$(9.8)	(59)%
Unallocated Corporate (Expense)	$(13.9)	$(10.3)	$(3.5)	NM
Consolidated	$102.4	$98.8	$3.6	4%
Consolidated non-GAAP(1)	$118.6	$104.6	$14.0	13%
EPS (Diluted)
GAAP	$0.85	$0.79	$0.06	8%
Non-GAAP(1)	$1.02	$0.82	$0.20	24%
Net Income
GAAP	$78.5	$73.0	$5.4	7%
Non-GAAP(1)	$93.2	$75.4	$17.8	24%
Adjusted EBITDA(1)
Government Operations	$133.0	$108.2	$24.8	23%
Commercial Operations	$16.2	$22.5	$(6.3)	(28)%
Unallocated Corporate	$(3.3)	$(4.5)	$1.2	NM
Consolidated	$145.9	$126.2	$19.7	16%
Cash Flows
Operating Cash Flow(2)	$159.0	$65.9	$93.1	141%
Capital Expenditures(2)	$32.7	$30.4	$2.3	8%
Free Cash Flow(1)	$126.3	$35.5	$90.8	256%
Dividends Paid(2)	$23.1	$22.0	$1.2	5%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
Second quarter revenue increased in both operating segments. The Government Operations increase was driven by higher naval nuclear component production, special materials processing, and contribution from the acquisition of A.O.T., partially offset by lower microreactor volumes. The Commercial Operations increase was driven by higher revenue associated with commercial nuclear components, higher medical sales, and contribution from the acquisition of Kinectrics, partially offset by lower field services activity due to the timing of life-extension and outage projects, as well as lower fuel handling revenue.

Operating Income and Adjusted EBITDA(1)
Second quarter GAAP operating income increased as an increase in Government Operations was partially offset by lower Commercial Operations and higher corporate expense, as well as restructuring and transformation, and acquisition related costs.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Second quarter non-GAAP(1) operating income increased as an increase in Government Operations and lower corporate expense was partially offset by lower Commercial Operations. The Government Operations increase was driven by higher revenue and solid operational performance. The decrease in Commercial Operations was mainly due to revenue mix, related to the timing of life-extension and outage projects mentioned above, and growth investments.

Second quarter adjusted EBITDA(1) increased for the reasons noted above.

EPS
Second quarter GAAP EPS increased as higher operating income, higher other income and a lower tax rate, were partially offset by higher interest expense. Non-GAAP EPS(1) increased as higher operating income, higher other income and a lower tax rate were partially offset by higher interest expense.

Cash Flows
Second quarter operating cash flow increased driven by higher net income, working capital management, and timing of awards. Capital expenditures increased slightly due to timing of select growth investments, including the previously announced expansion of the Cambridge manufacturing plant that supports the commercial nuclear market.

Dividend
BWXT paid $23.1 million, or $0.25 per common share, to shareholders in the second quarter of 2025. On July 30, 2025, the BWXT Board of Directors declared a quarterly cash dividend of $0.25 per common share payable on September 5, 2025, to shareholders of record on August 18, 2025.
2025 Guidance
BWXT raised its 2025 guidance for revenue, adjusted EBITDA(1) and non-GAAP EPS(1), and increased the low-end its free cash flow guidance.

(In millions, except per share amounts)	Year Ended	Year Ending	Year Ending
	December 31, 2024	December 31, 2025	December 31, 2025
	Results	Current Guidance	Prior Guidance
Revenue	$2,704	~$3,100	~$3,000
Adjusted EBITDA(1)	$499	~$565 - $575	~$550 - $570
Non-GAAP(1) Earnings Per Share	$3.33	~$3.65 - $3.75	~$3.40 - $3.55
Free Cash Flow(1)	$255	$275 - $285	$265 - $285
Additional information can be found in the second quarter 2025 earnings call presentation on the BWXT investor relations website at www.bwxt.com/investors. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.
Conference Call to Discuss Second Quarter 2025 Results
Date: Monday, August 4, 2025, at 5:00 p.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/2Q2025-release.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
Non-GAAP Measures
BWXT uses and makes reference to adjusted EBITDA, non-GAAP EPS, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.

Non-GAAP Earnings Per Share (EPS) is calculated using GAAP EPS less the non-operational tax effected per share impact of pension & OPEB mark-to-market gains or losses and other one-time items, such as restructuring, transformation, acquisition-related costs, and acquisition-related amortization.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.
Adjusted pre-tax income is non-GAAP income before provision for income taxes.
Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.
Free Cash Flow conversion is free cash flow divided by net income.
Non-GAAP Adjustments
Our GAAP financial results detailed in Exhibit 1 have been adjusted for the following items:
Restructuring and Transformation Costs: Restructuring and transformation costs include restructuring charges as well as costs associated with our efforts to optimize underlying business processes through investments in information technology, process improvements and the implementation of strategic actions and initiatives which we deem to be incremental and non-recurring in nature.
Acquisition-related Costs: Acquisition-related costs relate to third-party professional service costs and one-time incremental costs associated with due diligence activities and efforts to integrate the acquired business with our legacy operations.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2025 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; federal budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the potential for government shutdowns and changing funding and acquisition priorities; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2024 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. A U.S.-based company, BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, environmental restoration, nuclear medicine and space exploration. With nearly 10,000 employees, BWXT and its affiliated companies have 20 major operating sites in the U.S., Canada and the U.K. BWXT and its industry partners support the U.S. Department of Energy and National Nuclear Security Administration across more than a dozen major contracts in North America. For more information, visit www.bwxt.com. Follow us on LinkedIn, X, Facebook and Instagram.

Investor Contact:		Media Contact:
Chase Jacobson		John Dobken
Vice President, Investor Relations		Senior Manager, Media & Public Relations
980-365-4300	Investors@bwxt.com	202-428-6913	jcdobken@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended June 30, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-Related Costs	Acquisition-Related Amortization	Non-GAAP

Government Operations Operating Income	$109.4	$0.9	$3.5	$1.8	$115.6
Commercial Operations Operating Income	$6.9	$1.0	$2.1	$0.7	$10.7
Unallocated Corporate Operating Income	$(13.9)	$7.1	$1.7	$—	$(5.1)
Operating Income	$102.4	$9.0	$7.2	$2.5	$121.1
Other Income (Expense)	(4.7)	—	—	—	(4.7)
Income Before Provision for Income Taxes	97.8	9.0	7.2	2.5	116.5
Provision for Income Taxes	(19.3)	(1.4)	(2.0)	(0.6)	(23.3)
Net Income	78.5	7.6	5.3	1.9	93.2
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	(0.1)
Net Income Attributable to BWXT	$78.4	$7.6	$5.3	$1.9	$93.1

Diluted Shares Outstanding	91.7				91.7
Diluted Earnings per Common Share	$0.85	$0.08	$0.06	$0.02	$1.02
Effective Tax Rate	19.7%				20.0%

Three Months Ended June 30, 2024
	GAAP	Restructuring Costs	Acquisition-Related Costs	One-Time Tax Benefit	Non-GAAP

Government Operations Operating Income	$92.5	$0.3	$—	$—	$92.8
Commercial Operations Operating Income	$16.6	$1.5	$—	$—	$18.1
Unallocated Corporate Operating Income	$(10.3)	$4.0	$0.1	$—	$(6.3)
Operating Income	$98.8	$5.8	$0.1	$—	$104.6
Other Income (Expense)	(7.2)	—	—	—	(7.2)
Income Before Provision for Income Taxes	91.6	5.8	0.1	—	97.4
Provision for Income Taxes	(18.6)	(1.3)	(0.0)	(2.2)	(22.1)
Net Income	73.0	4.4	—	(2.2)	75.4
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	(0.1)
Net Income Attributable to BWXT	$73.0	$4.4	$—	$(2.2)	$75.3

Diluted Shares Outstanding	91.8				91.8
Diluted Earnings per Common Share	$0.79	$0.05	$0.00	$(0.02)	$0.82
Effective Tax Rate	20.3%				22.7%
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended June 30, 2025
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	Acquisition-related Amortization	Non-GAAP

Net Income	$78.5	$7.6	$5.3	$1.9	$93.2
Provision for Income Taxes	19.3	1.4	2.0	0.6	23.3
Other – net	(6.5)	—	—	—	(6.5)
Interest Expense	11.7	—	—	—	11.7
Interest Income	(0.6)	—	—	—	(0.6)
Depreciation & Amortization	27.3	—	—	(2.5)	24.8
Adjusted EBITDA	$129.7	$9.0	$7.2	$—	$145.9

Three Months Ended June 30, 2024
	GAAP	Restructuring Costs	Acquisition-related Costs	One-Time Tax Benefit	Non-GAAP

Net Income	$73.0	$4.4	$0.0	$(2.2)	$75.4
Provision for Income Taxes	18.6	1.3	0.0	2.2	22.1
Other – net	(3.0)	—	—	—	(3.0)
Interest Expense	10.7	—	—	—	10.7
Interest Income	(0.5)	—	—	—	(0.5)
Depreciation & Amortization	21.6	—	—	—	21.6
Adjusted EBITDA	$120.4	$5.8	$0.1	$—	$126.2
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)(4)
(In millions)

Three Months Ended June 30, 2025
	Operating Income (GAAP)	Non-GAAP Adjustments(3,4)	Acquisition-related Amortization	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$109.4	$4.4	$1.8	$17.4	$133.0
Commercial Operations	$6.9	$3.1	$0.7	$5.6	$16.2
Unallocated Corporate	$(13.9)	$8.8	$—	$1.8	$(3.3)

Three Months Ended June 30, 2024
	Operating Income (GAAP)	Non-GAAP Adjustments(3)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$92.5	$0.3	$15.4	$108.2
Commercial Operations	$16.6	$1.5	$4.4	$22.5
Unallocated Corporate	$(13.9)	$4.0	$1.8	$(4.5)

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

Three Months Ended June 30, 2025

Net Cash Provided By Operating Activities	$159.0
Purchases of Property, Plant and Equipment	(32.7)
Free Cash Flow	$126.3

Three Months Ended June 30, 2024

Net Cash Provided By Operating Activities	$65.9
Purchases of Property, Plant and Equipment	(30.4)
Free Cash Flow	$35.5

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.
(4)	Excludes acquisition-related amortization

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$764,039	$681,465	$1,446,297	$1,285,431
Costs and Expenses:
Cost of operations	572,642	513,196	1,089,707	968,553
Research and development costs	4,565	1,271	6,578	2,761
(Gains) Losses on asset disposals and impairments, net	13	(4)	(4,418)	(4)
Selling, general and administrative expenses	102,940	79,780	190,509	147,141
Total Costs and Expenses	680,160	594,243	1,282,376	1,118,451
Equity in Income of Investees	18,545	11,584	35,133	24,787
Operating Income	102,424	98,806	199,054	191,767
Other Income (Expense):
Interest income	551	540	1,273	1,386
Interest expense	(11,741)	(10,688)	(19,735)	(20,283)
Other – net	6,525	2,971	8,984	7,136
Total Other Income (Expense)	(4,665)	(7,177)	(9,478)	(11,761)
Income before Provision for Income Taxes	97,759	91,629	189,576	180,006
Provision for Income Taxes	19,297	18,584	35,588	38,427
Net Income	$78,462	$73,045	$153,988	$141,579
Net Income Attributable to Noncontrolling Interest	(74)	(73)	(138)	(139)
Net Income Attributable to BWX Technologies, Inc.	$78,388	$72,972	$153,850	$141,440
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.86	$0.80	$1.68	$1.54
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.85	$0.79	$1.68	$1.54
Shares used in the computation of earnings per share:
Basic	91,542,967	91,564,263	91,568,526	91,559,824
Diluted	91,702,703	91,801,539	91,788,204	91,831,232
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
	2025	2024
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$153,988	$141,579
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	51,171	42,160
Income of investees, net of dividends	(2,700)	(3,301)
(Gains) Losses on asset disposals and impairments - net	(4,418)	(4)
Recognition of losses for pension and postretirement plans	1,627	1,663
Stock-based compensation expense	13,735	10,279
Other, net	(9,366)	(28)
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(465)	(20,319)
Accounts payable	6,875	47,018
Retainages	(7,045)	587
Contracts in progress and advance billings on contracts	7,754	(78,722)
Income taxes	22,558	(6,741)
Accrued and other current liabilities	19,382	(328)
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(33,656)	(23,625)
Other, net	(9,747)	(11,298)
NET CASH PROVIDED BY OPERATING ACTIVITIES	209,693	98,920
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(66,098)	(60,827)
Acquisition of businesses, net of cash acquired	(538,184)	—
Sales and maturities of securities	3,397	—
Investments, net of return of capital, in equity method investees	(33,000)	—
Other, net	4,405	203
NET CASH USED IN INVESTING ACTIVITIES	(629,480)	(60,624)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	758,400	241,400
Repayments of long-term debt	(284,650)	(239,525)
Repurchases of common stock	(30,000)	(20,000)
Dividends paid to common shareholders	(46,798)	(44,373)
Cash paid for shares withheld to satisfy employee taxes	(12,883)	(6,941)
Settlements of forward contracts, net	1,657	4,543
Other, net	100	(108)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	385,826	(65,004)
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	(2,475)	(308)
TOTAL DECREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	(36,436)	(27,016)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	80,571	81,615
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$44,135	$54,599
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$30,036	$32,181
Income taxes (net of refunds)	$11,890	$45,382
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$15,575	$9,273
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	June 30, 2025	December 31, 2024
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$36,984	$74,109
Restricted cash and cash equivalents	3,049	2,785
Accounts receivable – trade, net	148,756	99,112
Accounts receivable – other	24,508	53,199
Retainages	40,712	33,667
Contracts in progress	639,601	577,745
Inventories	51,560	40,288
Other current assets	51,715	49,092
Total Current Assets	996,885	929,997
Property, Plant and Equipment, Net	1,537,771	1,278,161
Investments	7,572	10,609
Goodwill	512,602	287,362
Deferred Income Taxes	4,727	6,569
Investments in Unconsolidated Affiliates	175,635	99,403
Intangible Assets	324,533	165,325
Other Assets	139,347	92,498
TOTAL ASSETS	$3,699,072	$2,869,924

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	June 30, 2025	December 31, 2024
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Current portion of long-term debt	$12,500	$12,500
Accounts payable	191,500	158,077
Accrued employee benefits	83,274	77,234
Accrued liabilities – other	104,576	65,100
Advance billings on contracts	198,336	161,290
Total Current Liabilities	590,186	474,201
Long-Term Debt	1,519,728	1,042,970
Accumulated Postretirement Benefit Obligation	77,490	16,515
Environmental Liabilities	96,620	94,225
Pension Liability	108,215	82,602
Other Liabilities	122,927	79,007
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 128,680,180 and 128,320,295 shares at June 30, 2025 and December 31, 2024, respectively	1,286	1,283
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	243,068	228,889
Retained earnings	2,394,737	2,287,151
Treasury stock at cost, 37,281,441 and 36,869,498 shares at June 30, 2025 and December 31, 2024, respectively	(1,431,542)	(1,388,432)
Accumulated other comprehensive income (loss)	(23,385)	(48,211)
Stockholders' Equity – BWX Technologies, Inc.	1,184,164	1,080,680
Noncontrolling interest	(258)	(276)
Total Stockholders' Equity	1,183,906	1,080,404
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,699,072	$2,869,924
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$588,959	$540,846	$1,144,246	$1,027,967
Commercial Operations	176,139	141,491	304,449	258,529
Eliminations	(1,059)	(872)	(2,398)	(1,065)
TOTAL	$764,039	$681,465	$1,446,297	$1,285,431

SEGMENT INCOME:
Government Operations	$109,417	$92,520	$207,163	$178,206
Commercial Operations	6,877	16,628	13,342	25,219
SUBTOTAL	$116,294	$109,148	$220,505	$203,425
Unallocated Corporate	(13,870)	(10,342)	(21,451)	(11,658)
TOTAL	$102,424	$98,806	$199,054	$191,767

DEPRECIATION AND AMORTIZATION:
Government Operations	$19,222	$15,431	$37,318	$29,664
Commercial Operations	6,243	4,397	10,262	8,841
Corporate	1,794	1,781	3,591	3,655
TOTAL	$27,259	$21,609	$51,171	$42,160

CAPITAL EXPENDITURES:
Government Operations	$15,770	$14,201	$34,270	$30,584
Commercial Operations	16,701	15,736	29,910	29,080
Corporate	258	468	1,918	1,163
TOTAL	$32,729	$30,405	$66,098	$60,827

BACKLOG:
Government Operations	$4,435,593	$2,865,193	$4,435,593	$2,865,193
Commercial Operations	1,579,598	669,054	1,579,598	669,054
TOTAL	$6,015,191	$3,534,247	$6,015,191	$3,534,247

BOOKINGS:
Government Operations	$1,412,286	$497,021	$1,638,683	$676,434
Commercial Operations	228,195	83,183	721,615	145,597
TOTAL	$1,640,481	$580,204	$2,360,298	$822,031
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.